HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE:

333-114401                                                  HV-4824 — Group Variable Funding Agreement — The HART Program

Supplement dated July 7, 2010 to your Prospectus

At a meeting of the Board of Directors of The Hartford Mutual Funds II, Inc. (the “Board”) on June 23, 2010, the Board approved changes to the fee structure of the following underlying Funds:

The Hartford Growth Fund – Class A	The Hartford Growth Opportunities Fund – Class A

Specifically, Hartford Investment Financial Services, LLC, the Funds’ investment manager, has agreed to reduce its contractual management fee.  Accordingly, the above referenced Prospectus is revised as follows:

1.                                       As of July 1, 2010, under the heading “FEE TABLES” of the Prospectus, the “Annual Fund Operating Expenses” table and the footnotes attached thereto for the underlying Funds are deleted and replaced with the following:

Annual Fund Operating Expenses

(As a percentage of average daily net assets)

Underlying Fund:	Management Fee	Distribution and/or Service (12b-1) Fees**	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
The Hartford Growth Fund – Class A	0.740% (1)	0.250%	0.440%	N/A	1.430%	0.130% (2)	1.300% (2)
The Hartford Growth Opportunities Fund – Class A	0.710% (3)	0.250%	0.500%	N/A	1.460%	0.120% (4)	1.340% (4)

2.                                       The Prospectus is amended to reflect the above changes.

(1) As of July 1, 2010, the management fee for The Hartford Growth Fund as set forth in the Fund’s investment advisory agreement is 0.800% of the first $250 million, 0.700% of the next $4.75 billion, 0.6975% of the next $5 billion and 0.695% in excess of $10 billion annually of the Fund’s average daily net assets.

(2) Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses of 1.30% (Class A).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net asset per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 29, 2012, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

(3) As of July 1, 2010, the management fee for The Hartford Growth Opportunities Fund as set forth in the Fund’s investment advisory agreement is 0.800% of the first $250 million, 0.700% of the next $4.75 billion, 0.6975% of the next $5 billion and 0.695% in excess of $10 billion annually of the Fund’s average daily net assets.

(4) Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses of 1.360% (Class A).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net asset per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 29, 2012, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.